FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)  February 1, 1999

                         MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


           Washington              0-14910          81-0436060
          -----------------      ---------------   ----------------
           (State or other         (Commission      (IRS Employer
           jurisdiction of          File Number)   Identification No.)
           incorporation)


          222 W. Mission Ave., Suite 30, Spokane, WA          99201
         --------------------------------------------       -----------
           (Address of principal executive offices)         (Zip Code)


            Registrant's telephone number including area code  (509) 326 3443


                  (Former name or address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On December 29, 1998, MPM Technologies, Inc. (the "Registrant" or the "Company") was notified by the Registrant's independent accountant, Terrence J. Dunne, CPA, ("Mr. Dunne") that he was resigning his position as the Registrant's independent accountant effectively immediately and would no longer provide audit or other accounting services for the Company.

Mr. Dunne's decision to resign from the position of the Registrant's acting independent auditor was a mutually agreeable decision between the Registrant and Mr. Dunne to discontinue their relationship, which resulted in Mr. Dunne submitting a resignation letter to the Company, that was received on December 29, 1998. The Company proceeded to solicit a formal proposal from BDO Seidman, LLP due to BDO's reputation and expertise in the environmental industry.

During the two most recent fiscal years and the subsequent interim period prior to December 29, 1998, there have been no disagreements with Mr. Dunne on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Mr. Dunne's report on the consolidated financial statements of the Company for the past two years was that of an unqualified opinion.

The Registrant provided the above disclosure to Mr. Dunne and requested that he furnish the Company with a letter stating whether he agreed with the above statements. A copy of Mr. Dunne's letter in response to this request is attached as an exhibit to this report.

The Company engaged the firm BDO effective December 31, 1998. During the years ended December 31, 1997 and 1996, the Company did not consult with BDO regarding: (i). The application of accounting principles to a specified transaction; (ii) the type of opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement with the Company's former accountant or a reportable event (as contemplated by Item 304 of Regulation S-B).


ITEM 5.  OTHER EVENTS

ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR


ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

       (a).  Financial Statements of business acquired

       (b).  Pro forms financial information

       (c).  Exhibits

          1. Letter resignation as Registrants independent accountant from Mr. Dunne


                                 SIGNATURE(S)


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              MPM Technologies Inc.

         February 1, 1999                      /s/Robert D. Little
     -----------------------                   -------------------------
        (Date)                                 Robert D. Little
                                               Secretary